Exhibit 10(aa)(i)




                             DEBENTURE PURCHASE AGREEMENT


                                          OF


                              SIRROM CAPITAL CORPORATION


                                         AND


                             COVER-ALL TECHNOLOGIES INC.

                             DEBENTURE PURCHASE AGREEMENT


               This DEBENTURE PURCHASE AGREEMENT (the "Agreement") entered into the 31st day of March 1997, by and between COVER-ALL TECHNOLOGIES INC., a Delaware corporation (the "Company"), and SIRROM CAPITAL CORPORATION, a Tennessee corporation (the "Purchaser"). The terms which are capitalized herein shall have the meanings set forth in Section 10.1 hereof unless the context shall otherwise require.


                                 W I T N E S S E T H:

               WHEREAS, the Company desires to obtain additional capital for use in connection with its business through the issue and sale of certain obligations, and Purchaser is willing to purchase such obligations of the Company, on the terms and conditions set forth herein.

               NOW, THEREFORE, in mutual consideration of the premises and the respective representations, warranties, covenants and agreements contained herein, the parties agree as follows:

                      ARTICLE I - SALE AND PURCHASE OF DEBENTURES

               Section 1.1  Description of Debentures.
               ---------------------------------------

               The Company has authorized the issue and sale of $3,000,000.00 aggregate principal amount of its 12.5% Convertible Debentures due March 31, 2002 (the "Debentures"), to be dated the date of issue, to bear interest from such date at the rate of 12.5% per annum, payable quarterly on the first day of each January, April, July and October in each year (commencing July 1,
          1997) and at maturity and to bear interest on overdue principal (including any overdue required or optional prepayment of principal) and premium, if any, and (to the extent legally enforceable) on any overdue installment of interest at the rate of 15% per annum after maturity, whether by acceleration or otherwise, until paid, to be expressed to mature on March 31, 2002, and to be substantially in the form attached hereto as Exhibit A. Interest on the Debentures shall be computed on the
          ---------
          basis of a 360-day year of twelve 30-day months. The Debentures are not subject to prepayment or redemption at the option of the Company prior to their expressed maturity dates except on the terms and conditions and in the amounts and with the premium, if any, set forth in Section 5.24 of this Agreement. The term "Debentures" as used herein shall include each Debenture delivered pursuant to this Agreement.

               Section 1.2  Commitment; Closing Date.
               --------------------------------------

               Subject to the terms and conditions hereof and on the basis of the representations and warranties hereinafter set forth, the Company agrees to issue and sell to Purchaser, and Purchaser agrees to purchase from the Company, Debentures in the aggregated principal amount of $3,000,000.00 at a price of 100% of the principal amount thereof.

               Delivery of the Debentures will be made at the offices of Sherrard & Roe, PLC, 424 Church Street, Suite 2000, Nashville, Tennessee 37219, against payment therefor by federal funds wire transfer in immediately available funds and to the accounts and in the amounts in accordance with the Company's written wire instructions received at least twenty-four (24) hours previously, at 10:00 A.M., Nashville time, on March 31, 1997, or such later date (not later than _________________________, 1997) as the
          Company and Purchaser shall agree (the "Closing Date"). The Debentures delivered to Purchaser on the Closing Date will be delivered to Purchaser in the form of a single registered Debenture for the full amount of such purchase (unless different denominations are specified by Purchaser), registered in Purchaser's name or in the name of such nominee as Purchaser may specify and, with appropriate insertions, in the form attached hereto as Exhibit A, all as Purchaser may specify at least 24
                    ---------
          hours prior to the date fixed for delivery.

               Section 1.3  Processing Fee.
               ----------------------------

               The Company agrees to pay to Purchaser on or before the Closing Date a processing fee in an amount equal to Seventy-five Thousand and No/100 Dollars ($75,000).


               ARTICLE II - REPRESENTATIONS AND WARRANTIES OF THE COMPANY

               The Company hereby represents and warrants to Purchaser as follows:

               Section 2.1  Corporate Status.
               ------------------------------

                    (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the corporate power to own and operate its properties, to carry on its business as now conducted and to enter into and to perform its obligations under this Agreement, the Debentures and any other document executed or delivered by the Company in connection herewith or therewith (collectively, the "Operative Documents"). The Company is qualified to do business and is in good standing in each state or other jurisdiction in which such qualification is necessary under applicable provisions of law, except where the failure to be so qualified or in good standing would not have a Materially Adverse Effect. The states or other jurisdictions in which the Company is so qualified are set forth on Schedule 2.1(a) hereto.
                                           ---------------

                    (b)  Schedule 2.1(b) sets forth a complete list of each
                         ---------------
          corporation, partnership, joint venture, limited liability company or other business organization in which the Company owns, directly or indirectly, any capital stock or other equity interest (the "Subsidiary" or, collectively, the "Subsidiaries"), or with respect to which the Company or any Subsidiary, alone or in combination with others, is in a control position, which list shows the jurisdiction of incorporation or other organization and the percentage of stock or other equity interest of each Subsidiary owned by the Company. Each Subsidiary is duly organized, validly existing and in good standing under the laws of the jurisdiction of incorporation or other organization as indicated on Schedule 2.1(b), each has all requisite power and
                       ---------------
          authority and holds all material licenses, permits and other required authorizations from government authorities necessary to own its properties and assets and to conduct its business as it is now being conducted, and is qualified to do business as a foreign corporation (or business organization) and is in good standing in every jurisdiction in which such qualification is necessary under applicable provisions of law, except where the failure to be so qualified or in good standing would not have a Materially Adverse Effect. All of the outstanding shares of capital stock, or other equity interest, of each Subsidiary owned, directly or indirectly, by the Company have been validly issued, are fully paid and nonassessable, and are owned by the Company free and clear of all liens, charges, security interests or encumbrances. A certified charter for each Subsidiary and good standing certificates for each of the states in which each Subsidiary is qualified to do business are attached to Schedule
                                                                 --------
          2.1(b).
          -------

                    (c)  Schedule 2.1(c) sets forth a complete list of
                         --------------
          "affiliates," as that term is defined in Rule 405 of Regulation C adopted under the Securities Act of 1933, as amended (the "Securities Act"), with a brief statement describing the basis of each affiliation.

               Section 2.2  Capitalization.
               ----------------------------

                    (a) The authorized capital stock of the Company consists of (i) 30,000,000 shares of common stock, par value $.01 per share (the "Common Stock"), of which as of March 28, 1997, 17,352,783 shares are issued and outstanding. All shares of Common Stock outstanding have been validly issued and are fully paid and nonassessable. There are sufficient shares of such Common Stock reserved for issuance upon the conversion of the Debentures as described herein or therein; provided, that the number of shares so reserved shall be increased in accordance with the terms of this Agreement or the Debentures. Such shares of Common Stock issuable upon conversion of the Debentures have been duly and validly authorized and, upon conversion of the Debentures, will be validly issued, fully paid, nonassessable and free of any liens or encumbrances created by the Company. Except as provided on Schedule 2.2(a), there are no statutory or
                         ---------------
          contractual pre-emptive rights, rights of first refusal, antidilution rights or any similar rights held by any party with respect to the issuance of the Debentures or the issuance of the Common Stock upon conversion of the Debentures as described herein and therein. The Company has not violated any federal or state securities laws in connection with the issuance of any securities, and the offer, sale and issuance of the Debentures and the conversion of the Debentures as described therein do not require registration under the Securities Act or any applicable state securities laws.

                    (b) The Company has not granted, or agreed to grant or issue, any options, warrants or rights to purchase or acquire from the Company any shares of capital stock of the Company, and there are no contracts, commitments, agreements, understandings, arrangements or restrictions as to which the Company is a party, or by which it is bound, relating to any shares of capital stock or other securities of the Company, whether or not outstanding except for (i) the Debentures to be issued pursuant to this Agreement and (ii) such options, warrants and other rights to acquire capital stock of the Company set forth on Schedule
                                                            --------
          2.2(b).
          ------

               Section 2.3  Authorization.
               ---------------------------

               The Company has full legal right, power and authority to enter into and perform its obligations under this Agreement and any of the other Operative Documents, without the consent or approval of any other person, firm, governmental agency or other legal entity. The execution and delivery of this Agreement, the issuance of the Debentures hereunder, the execution and delivery of each other document in connection herewith or therewith to which the Company is a party, and the performance by the Company of its obligations hereunder and/or thereunder are within the corporate powers of the Company and have been duly authorized by all necessary corporate action properly taken, have received all necessary governmental approvals, if any were required. The officer(s) executing this Agreement, the Debentures and any other document executed and delivered by the Company in connection herewith or therewith, is duly authorized to act on behalf of the Company.

               Section 2.4  Validity and Binding Effect.
               -----------------------------------------

               Each of the Operative Documents is the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors rights generally and except that the availability of the equitable remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding may be brought.

               Section 2.5  Other Transactions.
               --------------------------------

               The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not and will not contravene or conflict with the certificate of incorporation or bylaws of the Company or any material agreement to which the Company or any of its Subsidiaries is now a party or by which any of them or their properties is bound, or constitute a default thereunder, or result in the creation or imposition of any lien, charge, security interest or encumbrance of any nature upon any of the property or assets of the Company or any of its Subsidiaries pursuant to the terms of any such agreement or instrument, or violate any provision of law or any applicable judgment, ordinance, regulation or order of any court or governmental agency.

               Section 2.6  Litigation.
               ------------------------

               Except as set forth on Schedule 2.6, there is no litigation,
                                      ------------
          arbitration, claim, proceeding or investigation pending or threatened in which the Company or any Subsidiary is a party or to which any of its respective properties or assets is the subject which, if determined adversely to the Company or such Subsidiary, would individually or in the aggregate have a Materially Adverse Effect.

               Section 2.7  Financial Statements.
               ----------------------------------

               The consolidated financial statements of the Company and its Subsidiaries for the fiscal years ended December 31, 1993, 1994 and 1995 and the unaudited consolidated financial statements as of the nine months ended September 30, 1996, which the Company previously has heretofore delivered to Purchaser, are true and correct in all material respects and have been prepared in accordance with generally accepted accounting principles ("GAAP") consistently followed throughout the periods involved. The consolidated balance sheets and the related notes fairly present the financial condition of the Company and its consolidated Subsidiaries as of the respective dates thereof, and the consolidated statements of operations, cash flows and changes in stockholders' equity and the related notes fairly present the results of operations of the Company and its consolidated Subsidiaries for the respective periods indicated, provided that the unaudited consolidated statements as of the nine months ended September 30, 1996 are subject to normal recurring year-end adjustments and accruals.

               Section 2.8  SEC Reports.
               -------------------------

               The Company's Common Stock is listed on the Philadelphia Stock Exchange and the Nasdaq SmallCap Market and has been duly registered with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933, as amended (the "Securities Act") or the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Since December 31, 1993 the Company has timely filed all reports, registrations, proxy or information statements and all other documents, together with any amendments required to be made thereto, required to be filed with the SEC under the Securities Act and the Exchange Act (collectively, the "SEC Reports"). The Company previously has furnished to Purchaser true copies of all the SEC Reports, together with all exhibits thereto that Purchaser has requested. The financial statements contained in the SEC Reports fairly presented (or will fairly present, as the case may be) the financial position of the Company as of the dates mentioned and the results of operations, changes in stockholders' equity and changes in financial position or cash flows for the periods then ended in conformity with GAAP applied on a consistent basis throughout the periods involved except to the extent set forth therein. As of their respective dates, the SEC Reports complied (or will comply, as the case may be) in all material respects with all rules and regulations promulgated by the SEC and did not (or will not, as the case may be) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

               Section 2.9  Absence of Changes.
               --------------------------------

               Except as set forth on Schedule 2.9, since September 30,
                                      ------------
          1996, (i) neither the Company nor any of its Subsidiaries have incurred any liabilities or obligations, direct or contingent, or entered into any transactions, not in the ordinary course business, that are material to the Company, (ii) neither the Company nor any of its Subsidiaries have purchased any of its outstanding capital stock or declared, paid or otherwise made any dividend or distribution of any kind on its capital stock, (iii) there has not been any change in the capital stock, long-term debt or short-term debt of the Company, and (iv) there has not been any material adverse change, or any development involving a prospective change that would have a Materially Adverse Effect, other than the fact that the Company has continued to incur operating losses since such date which have resulted in cash flow shortages.

               Section 2.10  No Defaults.
               --------------------------

               Except as set forth on Schedule 2.10 and except where a
                                      -------------
          default or event of default does not and would not constitute a Material Adverse Event, no default or event of default by the Company or any Subsidiary exists under this Agreement or any of the other Operative Documents, or under any other instrument or agreement to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary or its respective properties may be bound or, to the knowledge of the Company, affected, and no event has occurred and is continuing that with notice or the passage of time or both would constitute a default or event of default thereunder.

               Section 2.11  Compliance With Law.
               ----------------------------------

               Except where failure to do so does not and would not constitute a Material Adverse Event, the Company has obtained all licenses, permits and governmental approvals and authorizations necessary or proper in order to conduct its business and affairs as heretofore conducted and as hereafter intended to be conducted. To the Company's knowledge, the Company is in compliance with all laws, regulations, decrees and orders applicable to it (including but not limited to laws, regulations, decrees and orders relating to environmental, occupational and health standards and controls, antitrust, monopoly, restraint of trade or unfair competition) to the extent that noncompliance, in the aggregate, cannot reasonably be expected to have a Materially Adverse Effect.

               Section 2.12  Taxes.
               --------------------

               Except as set forth on Schedule 2.12, the Company and its
                                      -------------
          Subsidiaries have filed or caused to be filed all federal, state and local income, excise and franchise tax returns required to be filed (except for returns that have been appropriately extended), and have paid, or provided for the payment of, all taxes shown to be due and payable on said returns and all other taxes, impositions, assessments, fees or other charges imposed on it by any governmental authority, agency or instrumentality, prior to any delinquency with respect thereto (other than taxes, impositions, assessments, fees and charges currently being contested in good faith by appropriate proceedings, for which appropriate amounts have been reserved), and the Company does not know of any proposed assessment for additional taxes or any basis therefor. No tax liens have been filed against the Company or its Subsidiaries or any of their properties. The Company's federal income tax liability has been finally determined by the Internal Revenue Service and satisfied for all taxable years up to and including the taxable year ended December 31, 1995 or closed by applicable statutes of limitation.

               Section 2.13  Certain Transactions.
               ----------------------------------

               Except as set forth on Schedule 2.13(i) and except as to
                                      ----------------
          indebtedness incurred in the ordinary course of business and approved by the Board of Directors of the Company, the Company is not indebted, directly or indirectly, to any of its officers or directors, or to their respective spouses or children, in excess of an aggregate amount of $5,000, and none of its officers or directors or any members of their immediate families are indebted to the Company in excess of an aggregate amount of $5,000 or have any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation which competes with the Company, except that officers and/or directors of the Company may own no more than 4.9% of the outstanding stock of any publicly traded company which competes directly with the Company. Except as set forth on Schedule
                                                             --------
          2.13(ii), no officer or director or any member of their
          --------
          immediate families is, directly or indirectly, interested in any material contract with the Company. Except as set forth on
          Schedule 2.13(iii), the Company is not a guarantor or indemnitor
          ------------------
          of any indebtedness of any other person, firm or corporation.

               Section 2.14  Title to Property.
               --------------------------------

               The Company and each Subsidiary has good and marketable title to all real and personal property owned by it, free and clear of all liens, security interests, pledges, encumbrances, equities claims and restrictions of every kind and nature whatsoever, except as disclosed on Schedule 2.14 and except for
                                             -------------
          such liens, security interests, pledges, encumbrances, equities claims and restrictions which are not in the aggregate material to the business, operations or financial condition of the Company and its Subsidiaries taken as a whole. Any real property and buildings held under lease by the Company or any Subsidiary are held under valid existing and enforceable leases, except as disclosed on Schedule 2.14 or which are not material and do not
                       -------------
          interfere with the use to be made of such buildings or property by the Company.

               Section 2.15  Intellectual Property.
               ------------------------------------

               Except as set forth in Schedule 2.15, the Company and each
                                      -------------
          Subsidiary is the lawful owner of its proprietary information free and clear of any claim, right, trademark, patent or copyright protection of any third party. As used herein, "proprietary information" includes without limitation (i) any computer software and related documentation, inventions, technical and nontechnical data related thereto, and (ii) other documentation, inventions and data related to patterns, plans, methods, techniques, drawings, finances, customer lists, suppliers, products, special pricing and cost information, designs, processes, procedures, formulas, research data owned or used by the Company or any Subsidiary or marketing studies conducted by the Company or any Subsidiary, all of which the Company considers to be commercially important and competitively sensitive and which generally has not been disclosed to third parties other than customers in the ordinary course of business. Except as set forth in Schedule 2.15, the Company and each
                                 -------------
          Subsidiary has good and marketable title to all patents, trademarks, trade names, service marks, copyrights or other intangible property rights, and registrations or applications for registration thereof, owned by the Company or any Subsidiary or used or required by the Company or any Subsidiary in the operation of its business as presently being conducted. The Company has no knowledge of any infringements or conflict with asserted rights of others with respect to copyrights, patents, trademarks, service marks, trade names, trade secrets or other intangible property rights or know-how which could result in any Materially Adverse Effect. To the Company's knowledge, no products or processes of the Company or any Subsidiary infringe or conflict with any rights of patent or copyright, or any discovery, invention product or process, that is the subject of a patent or copyright application or registration known to the Company. The Company follows such procedures as the Board of Directors of the Company deems necessary or appropriate to provide reasonable protection of the Company's or any Subsidiary's trade secrets and proprietary rights in intellectual property of all kinds. To the knowledge of the Company, no person employed by or affiliated with the Company or any Subsidiary has employed or proposes to employ any trade secret or any information or documentation proprietary to any former employer, and to the knowledge of the Company, no person employed by or affiliated with the Company has violated any confidential relationship that such person may have had with any third person, in connection with the development, manufacture or sale of any product or proposed product or the development or sale of any service or proposed service of the Company or any Subsidiary.

               Section 2.16  Debt.
               -------------------

               Schedule 2.16 sets forth a complete and correct list of all
               -------------
          loans, credit agreements, indentures, purchase agreements, promissory notes and other evidences of indebtedness, Guaranties, capital leases and other instruments, agreements and arrangements presently in effect providing for or relating to extensions of credit (including agreements and arrangements for the issuance of letters of credit or for acceptance financing) in respect of which the Company, any Subsidiary or any of their properties is in any manner directly or contingently obligated; and the maximum principal or face amounts of the credit in question that are outstanding and that can be outstanding are correctly stated; and all liens, pledges or security interests of any nature given or agreed to be given as security therefor or in connection therewith are correctly described or indicated in such Schedule.

               Section 2.17  Significant Contracts.
               ------------------------------------

               Schedule 2.17 sets forth a complete and correct list of all
               -------------
          contracts, agreements and other documents pursuant to which the Company or any Subsidiary receives revenues in excess of $100,000 per fiscal year. Each such contract, agreement and other document is in full force and effect as of the date hereof and the Company knows of no reason why such contracts, agreements and other documents would not remain in full force and effect pursuant to the terms thereof.

               Section 2.18  Environment.
               --------------------------

               The Company and each Subsidiary has duly complied with, and its business, operations, assets, equipment, property, leaseholds or other facilities are in compliance with, the provisions of all federal, state and local environmental, health, and safety laws, codes and ordinances, and all rules and regulations promulgated thereunder. The Company and each Subsidiary has been issued and will maintain all required federal, state and local permits, licenses, certificates and approvals relating to (1) air emissions; (2) discharges to surface water or groundwater;
          (3) noise emissions; (4) solid or liquid waste disposal; (5) the use, generation, storage, transportation or disposal of toxic or hazardous substances or wastes (which shall include any and all such materials listed in any federal, state or local law, code or ordinance and all rules and regulations promulgated thereunder as hazardous or potentially hazardous); or (6) other environmental, health or safety matters. Neither the Company nor any Subsidiary has received notice of, or knows of any violations of any federal, state or local environmental, health or safety laws, codes or ordinances, and any rules or regulations promulgated thereunder with respect to its businesses, operations, assets, equipment, property, leaseholds, or other facilities. Except in accordance with a valid governmental permit, license, certificate or approval, there has been no emission, spill, release or discharge into or upon (1) the air; (2) soils, or any improvements located thereon; (3) surface water or groundwater; or (4) the sewer, septic system or waste treatment, storage or disposal system servicing the property, leaseholds or other premises of the Company, of any toxic or hazardous substances or wastes at or from the property, leaseholds or other premises of the Company; and accordingly property, leaseholds and other premises of the Company and each Subsidiary are free of all such toxic or hazardous substances or wastes. There has been no complaint, order, directive, claim, citation or notice by any governmental authority or any person or entity with respect to
          (1) air emissions; (2) spills, releases or discharges to soils or improvements located thereon, surface water, groundwater or the sewer, septic system or waste treatment, storage or disposal systems servicing the premises; (3) noise emissions; (4) solid or liquid waste disposal; (5) the use, generation, storage, transportation or disposal of toxic or hazardous substances or waste; or (6) other environmental, health or safety matters affecting the Company or any Subsidiary or any of their businesses, operations, assets, equipment, property, leaseholds or other facilities. Neither the Company nor any Subsidiary has any Indebtedness, obligation or liability (absolute or contingent, matured or not matured), with respect to the storage, treatment, cleanup or disposal of any solid wastes, hazardous wastes or other toxic or hazardous substances (including without limitation any such indebtedness, obligation, or liability with respect to any current regulation, law or statute regarding such storage, treatment, cleanup or disposal).

               Section 2.19  ERISA.
               --------------------

               The Company and each Subsidiary is in compliance in all material respects with all applicable provisions of Title IV of the Employee Retirement Income Security Act of 1974, Pub. L. No. 93-406, September 2, 1974, 88 Stat. 829, 29 U.S.C.A. Section 1001
          et seq. (1975), as amended from time to time ("ERISA"). Neither a reportable event nor a prohibited transaction (as defined in ERISA) has occurred and is continuing with respect to any "pension plan" (as such term is defined in ERISA, a "Plan"); no notice of intent to terminate a Plan has been filed nor has any Plan been terminated; no circumstances exist which constitute grounds entitling the Pension Benefit Guaranty Corporation (together with any entity succeeding to or all of its functions, the "PBGC") to institute proceedings to terminate, or appoint a trustee to administer, a Plan, nor has the PBGC instituted any such proceedings; neither the Company nor any commonly controlled entity (as defined in ERISA) has completely or partially withdrawn from a multiemployer plan (as defined in ERISA); the Company and each commonly controlled entity has met its minimum funding requirements under ERISA with respect to all of its Plans and the present fair market value of all Plan property exceeds the present value of all vested benefits under each Plan, as determined on the most recent valuation date of the Plan and in accordance with the provisions of ERISA and the regulations thereunder for calculating the potential liability of the Company or any commonly controlled entity to the PBGC or the Plan under Title IV or ERISA; and neither the Company nor any commonly controlled entity has incurred any liability to the PBGC under ERISA.

               Section 2.20  Employees.
               ------------------------

               Schedule 2.20 sets forth the number of full-time employees
               -------------
          and full-time equivalent employees of the Company and each Subsidiary as of the most recent payroll date, which date is set forth therein. Neither the Company nor any Subsidiary has current labor problems or disputes which have resulted in, or which the Company reasonably believes could be expected to have, a Materially Adverse Effect.

               Section 2.21  Accounting Matters.
               ---------------------------------

               The Company and each Subsidiary maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for the assets of the Company and each Subsidiary; (iii) access to the assets of the Company and each Subsidiary is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets of the Company and each Subsidiary are compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

               Section 2.22  Distributions to Company.
               ---------------------------------------

               No Subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distributions on such Subsidiary's capital stock, from repaying to the Company any loans or advances to such subsidiary or from transferring any of such Subsidiary's property or assets to the Company or any other Subsidiary of the Company.

               Section 2.23  Margin Regulations.
               ---------------------------------

               The Company is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock. No proceeds received pursuant to this Agreement will be used to purchase or carry any equity security of a class which is registered pursuant to Section 12 of the Exchange Act.

               Section 2.24  Limited Offering of Note and Option.
               --------------------------------------------------

               Neither the Company nor anyone acting on its behalf has offered the Debentures or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof, with, any person other than Purchaser and not more than 35 other institutional investors. Neither the Company nor anyone acting on its behalf has taken, or will take, any action which would subject the issuance or sale of the Debentures to Section 5 of the Securities Act or the registration or qualification provisions of the blue sky laws of any state.

               Section 2.25  Registration Rights.
               ----------------------------------

               Except as described in Schedule 2.25, the Company is not
                                      -------------
          under any obligation to register under the Securities Act or the Trust Indenture Act of 1939, as amended, any of its presently outstanding securities or any of its securities that may subsequently be issued.

               Section 2.26  Fees/Commissions.
               -------------------------------

               The Company has not agreed to pay any finder's fee, commission, origination fee (except for the processing due to Purchaser pursuant to Section 1.3 hereof) or other fee or charge to any person or entity with respect to the investment or other transactions contemplated hereunder.

               Section 2.27  Regulatory Compliance.
               ------------------------------------

               Except as set forth on Schedule 2.27, the conduct of the
                                      -------------
          business of the Company and each Subsidiary is not dependent on any license, permit or other authorization of any federal, state or local regulatory body, and except as set forth on Schedule
                                                               --------
          2.27, such business is not subject to the regulation of any
          ----
          federal, state or local government regulatory body by reason of the nature of the business being conducted. All material licenses, permits and authorizations set forth on Schedule 2.27
                                                            -------------
          are in full force and effect.

               Section 2.28  1940 Act Compliance.
               ----------------------------------

               The Company is an "eligible portfolio company" as such term is defined in Section 2(a)(46) of the Investment Company Act of 1940, as amended, and the issuance and sale by the Company of the Debentures does not constitute a "public offering" as such term is used in Section 55(a)(1) thereof.

               Section 2.29  Disclosure.
               -------------------------

               No representation or warranty given as of the date hereof by the Company contained in this Agreement or any schedule attached hereto or any statement in any document, certificate or other instrument furnished or to be furnished to the Purchaser pursuant hereto, taken as a whole, contains or will (as of the time so furnished) contain any untrue statement of a material fact, or omits or will (as of the time so furnished) omit to state any material fact which is necessary in order to make the statements contained herein or therein not misleading in any material respect.


             ARTICLE III - REPRESENTATIONS AND WARRANTIES OF PURCHASER

               The Purchaser hereby represents to the Company as follows:

               Section 3.1  Corporate Status.
               ------------------------------

               Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Tennessee and has the corporate power to own and operate its properties, to carry on its business as now conducted and to enter into and to perform its obligations under this Agreement and any other document executed or delivered by Purchaser in connection herewith.

               Section 3.2  Other Transactions.
               --------------------------------

               The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not and will not contravene or conflict with the certificate of incorporation or bylaws of Purchaser or any material agreement to which Purchaser is now a party or by which it or any of its properties is bound, or constitute a default thereunder, or result in the creation or imposition of any lien, charge, security interest or encumbrance of any nature upon any of the property or assets of Purchaser pursuant to the terms of any such agreement or instrument, or violate any provision of law or any applicable judgment, ordinance, regulation or order of any court or governmental agency.

               Section 3.3  Authorization.
               ---------------------------

               Purchaser has full legal right, power and authority to enter into and perform its obligations under this Agreement and any other document executed and delivered by Purchaser in connection herewith, without the consent or approval of any other person, firm, governmental agency or other legal entity. The execution and delivery of this Agreement and any other document executed and delivered by Purchaser in connection herewith, and the performance by Purchaser of its obligations hereunder and/or thereunder are within the corporate powers of Purchaser, have received all necessary governmental approvals, if any were required, and do not and will not contravene or conflict with the charter or bylaws of Purchaser. The officer(s) executing this Agreement and any other document executed and delivered by Purchaser in connection herewith, is duly authorized to act on behalf of Purchaser.

               Section 3.4  Validity and Binding Effect.
               -----------------------------------------

               This Agreement and any other document executed and delivered by Purchaser in connection herewith are the legal, valid and binding obligations of the Purchaser, enforceable against it in accordance with their respective terms.

               Section 3.5  Purchaser Investment Representations.
               --------------------------------------------------

               Purchaser is acquiring the Debentures for its own account, for investment, and not with a view to the distribution or resale thereof, in whole or in part, in violation of the Securities Act or any applicable state securities law, and Purchaser has no present intention of selling, negotiating or otherwise disposing of the Debentures; it being understood that Purchaser intends to transfer and assign the Debentures and all Purchaser's rights and obligations under this Agreement to one or more wholly-owned subsidiaries of Purchaser. Purchaser is an "accredited investor" as defined in Rule 501(a) under the Securities Act.

         ARTICLE IV - CONDITIONS PRECEDENT TO THE OBLIGATIONS OF PURCHASER

               The obligation of Purchaser to purchase and pay for the Debentures on the Closing Date shall be subject to the fulfillment on or before the Closing Date of each of the following conditions:

               Section 4.1  Representations and Warranties.
               --------------------------------------------

               The representations and warranties of the Company contained in this Agreement and in any Schedule hereto or any document or instrument delivered to Purchaser or its representatives hereunder, shall have been true and correct when made and shall be true and correct as of the Closing Date as if made on such date, except to the extent such representations and warranties expressly relate to a specific date. The Company shall have duly performed all of the covenants and agreements to be performed by it hereunder on or prior to the Closing Date.

               Section 4.2  Officer's Certificate.
               -----------------------------------

               The Company shall have delivered to Purchaser a certificate, dated the Closing Date, signed by the Chairman of the Board of the Company, substantially in the form of Exhibit B attached
                                                    ---------
          hereto and incorporated herein by this reference, regarding the accuracy of the representations and warranties and the performance of the obligations of the Company.

               Section 4.3  Secretary's Certificate.
               -------------------------------------

               The Company shall have delivered to Purchaser a certificate, dated the Closing Date, signed by the Secretary of the Company, substantially in the form of Exhibit C attached hereto and
                                       ---------
          incorporated herein by this reference, regarding the satisfaction of the conditions in Section 4.1 hereof and certain other matters.

               Section 4.4  Legal Opinion.
               ---------------------------

               Purchaser shall have received the opinion of Reid & Priest LLP, counsel for the Company, dated the Closing Date, addressed to Purchaser, in form and substance satisfactory to Purchaser's counsel, and covering the matters set forth in Exhibit D hereto.
                                                         ---------

               Section 4.5  Authorization Agreement.
               -------------------------------------

               The Company shall have delivered to Purchaser an Authorization Agreement for Pre-Authorized Payments (Debit), dated the Closing Date, executed by a duly authorized officer(s) of the Company, substantially in the form of Exhibit E attached hereto and incorporated herein by this reference.

               Section 4.6  Existence and Authority.
               -------------------------------------

               Existence and Authority.  The Company shall have delivered
               ------------------------
          to Purchaser the following certificates of public officials, in each case as of a date within ten (10) days of the Closing Date:

                    (i) the certificate of incorporation of the Company and each of the Subsidiaries, certified by the Secretary of State or other appropriate official in the jurisdiction each such entity is incorporated;

                    (ii) a certificate as to the legal existence and good standing of the Company and each of the Subsidiaries issued by the Secretary of State or other appropriate official in the jurisdiction each such entity is incorporated;

                    (iii) a certificate as to the qualification to do business as a foreign corporation and good standing of the Company and each of the Subsidiaries, as appropriate, issued by the Secretary of State or other appropriate official in each jurisdiction listed in Schedule 2.1(a).
                                           ---------------

               Section 4.7  Required Consents.
               -------------------------------

               Any consents or approvals required to be obtained from any third party, including any holder of indebtedness or any outstanding security of the Company, and any amendments of agreements which shall be necessary to permit the consummation of the transactions contemplated hereby on the Closing Date, shall have been obtained and all such consents or amendments shall be satisfactory in form and substance to Purchaser and Purchaser's counsel.

               Section 4.8  Waiver of Conditions.
               ----------------------------------

               If on the Closing Date the Company fails to tender to Purchaser the Debentures to be issued to Purchaser on such date or if the conditions specified in this Article IV have not been
                                                 ----------
          fulfilled, Purchaser may thereupon elect to be relieved of all further obligations under this Agreement. Without limiting the foregoing, if the conditions specified in this Article IV have
                                                         ----------
          not been fulfilled, Purchaser may waive compliance by the Company with any such condition to such extent as Purchaser, in Purchaser's sole discretion, may determine. Nothing in this
          Section 4.8 shall operate to relieve the Company of any of its obligations hereunder or to waive any of Purchaser's rights against the Company.


                          ARTICLE V - COVENANTS OF COMPANY

               From and after the Closing Date and continuing so long as any amount remains unpaid on any of the Debentures:

               Section 5.1  Use of Proceeds.
               -----------------------------

               The Company shall use the proceeds of the Debentures only for the purposes set forth on Schedule 5.1 attached hereto. No
                                        ------------
          later than ninety (90) days after the sale of the Debentures, the Company shall furnish Purchaser a certificate, executed by the Chief Executive Officer of the Company, itemizing the use of proceeds from the Debentures.

               Section 5.2  Payment of Debentures.
               -----------------------------------

               The Company shall pay the indebtedness evidenced by the Debentures according to the terms thereof and shall timely pay or perform all of the other obligations of the Company under this Agreement.

               Section 5.3  Repurchase of Debenture.
               -------------------------------------

               Neither the Company nor any Subsidiary or Affiliate, directly or indirectly, may repurchase or make any offer to repurchase any Debentures unless the offer has been made to repurchase Debentures, pro rata, from all holders of the Debentures at the same time and upon the same terms and in accordance with the provisions of Section 5.24. In case the Company repurchases or otherwise acquires any Debentures, such Debentures shall immediately thereafter be canceled, and no Debentures shall be issued in substitution therefor. Without limiting the foregoing, upon the purchase or other acquisition of any Debentures by the Company or any Subsidiary or Affiliate, such Debentures shall no longer be outstanding for purposes of any Section of this Agreement relating to the taking by the holders of the Debentures of any actions with respect hereto, including, without limitation, Sections 9.3 and 10.1.

               Section 5.4  Corporate Existence, Etc.
               --------------------------------------

               Except as provided in Section 5.18(a)(i), the Company will preserve and keep in force and effect, and will cause each Subsidiary to preserve and keep in force and effect, its corporate existence and good standing in the state of incorporation thereof, its qualification and good standing as a foreign corporation in each jurisdiction where such qualification is required by applicable law and all licenses and permits necessary to the proper conduct of its business.

               Section 5.5  Maintenance, Etc.
               ------------------------------

               The Company will maintain, preserve and keep, and will cause each Subsidiary to maintain, preserve and keep, its properties and assets which are used or useful in the conduct of its business (whether owned in fee or pursuant to a leasehold interest) in good repair and working order and from time to time will make all necessary repairs, replacements, renewals and additions so that at all times the efficiency thereof shall be maintained.

               Section 5.6  Nature of Business.
               --------------------------------

               Neither the Company nor any Subsidiary will engage in any business if, as a result, the general nature of the business, taken on a consolidated basis, which would then be engaged in by the Company and its Subsidiaries would be substantially changed from the general nature of the business engaged in by the Company and its Subsidiaries on the date of this Agreement.

               Section 5.7  Insurance.
               -----------------------

               The Company will maintain, and will cause each Subsidiary to maintain, insurance coverage by financially sound and reputable insurers with respect to their respective properties and business in such forms and amounts and against such risks, casualties and contingencies as are customary for corporations engaged in the same or a similar business and owning and operating similar properties.

               Section 5.8  Taxes, Claims for Labor and Materials.
               ---------------------------------------------------

               The Company will promptly pay and discharge, and will cause each Subsidiary promptly to pay and discharge, (i) all lawful taxes, assessments and governmental charges or levies imposed upon the property or business of the Company or such Subsidiary, respectively, (ii) all trade accounts payable in accordance with usual and customary business terms, and (iii) all claims for work, labor or materials, which if unpaid might become a lien or charge upon any property of the Company or such Subsidiary; provided the Company or such Subsidiary shall not be required to pay any such tax, assessment, charge, levy, account payable or claim if (i) the validity, applicability or amount thereof is being contested in good faith by appropriate actions or proceedings which will prevent the forfeiture or sale of any property of the Company or such Subsidiary or any material interference with the use thereof by the Company or such Subsidiary, and (ii) the Company or such Subsidiary shall set aside on its books, reserves deemed by it to be adequate with respect thereto.

               Section 5.9  Compliance with Laws, Agreements, etc.
               ---------------------------------------------------

               Except where failure to do so does not and would not constitute a Material Adverse Event, the Company shall maintain its business operations and property owned or used in connection therewith in compliance with (i) all applicable federal, state and local laws, regulations and ordinances, and such laws, regulations and ordinances of foreign jurisdictions, governing such business operations and the use and ownership of such property, and (ii) all agreements, licenses, franchises, indentures and mortgages to which the Company is a party or by which the Company or any of its properties is bound.

               Section 5.10  ERISA Matters.
               ----------------------------

               If the Company has in effect, or hereafter institutes, a pension plan that is subject to the requirements of ERISA, then the following Plan covenants shall be applicable during such period as any Plan shall be in effect: (i) the Company hereby covenants that throughout the existence of the Plan, the Company's contributions under the Plan will meet the minimum funding standards required by ERISA and the Company will not institute a distress termination of the Plan; and (ii) the Company covenants that it will send to Purchaser a copy of any notice of a reportable event (as defined in ERISA) required by ERISA to be filed with the Labor Department or the PBGC, at the time that such notice is so filed.

               Section 5.11  Books and Records; Rights of Inspection.
               ------------------------------------------------------

               The Company will keep, and will cause each Subsidiary to keep, proper books of record and account in which full and correct entries will be made of all dealings or transactions of or in relation to the business and affairs of the Company or such Subsidiary, in accordance with GAAP consistently maintained. The Company will furnish to Purchaser such financial data and other information relating to the business of the Company as Purchaser may from time to time reasonably request. The Company shall permit a representative of Purchaser to visit any of its properties and inspect its corporate books and financial records, and will discuss its accounts, affairs and finances with a representative of Purchaser, during reasonable business hours, at all such times as Purchaser may reasonably request.

               Section 5.12  Reports.
               ----------------------

               The Company will furnish to Purchaser the following:

                    (a) Monthly statements. Within 30 days of the end of each month, monthly internal financial reports which at a minimum shall consist of a balance sheet of the Company as of the close of such month and related statements of income and cash flows for the one-month period then ended, as well as any additional financial reports for such period routinely prepared with respect to the Company and the Subsidiaries;

                    (b) Quarterly Statements. As soon as available and in any event within 45 days after the end of each quarterly fiscal period (except the last) of each fiscal year, copies of:

                         (i) consolidated balance sheets of the Company and Subsidiaries as of the close of the three-month period then ended, setting forth in comparative form the consolidated figures for the corresponding period of the preceding fiscal year,

                         (ii) consolidated statements of operations of the
                              Company and Subsidiaries for the three-month period then ended, setting forth in comparative form the consolidated figures for the corresponding period of the preceding fiscal year, and

                         (iii) consolidated statements of cash flows of the
                               Company and Subsidiaries for the portion of the fiscal year ending with such three-month period, setting forth in comparative form the consolidated figures for the corresponding period of the preceding fiscal year, all in reasonable detail and certified as complete and correct, by an authorized financial officer of Company;

                    (c) Annual Statements. As soon as available and in any event within 90 days after the close of each fiscal year of the Company, copies of:

                         (i) consolidated balance sheets of the Company and Subsidiaries as of the close of such fiscal year, and

                         (ii) consolidated statements of operations and
                              cash flows of the Company and Subsidiaries for such fiscal year,

          in each case setting forth in comparative form the consolidated figures for the preceding fiscal year, all in reasonable detail and accompanied by an unqualified report thereon of a firm of independent public accountants of recognized national standing;

                    (d) Audit Reports. Promptly upon receipt thereof, one copy of each interim or special audit made by independent accountants of the books of the Company or any Subsidiary;

                    (e) SEC and Other Reports. Promptly upon their becoming available, one copy of each financial statement, report, notice or proxy statement sent by the Company to stockholders generally and of each periodic or current report, and any registration statement or prospectus filed by the Company or any Subsidiary with any securities exchange or the SEC or any successor agency, and copies of any orders in any proceedings to which the Company or any of its Subsidiaries is a party, issued by any governmental agency, federal or state, having jurisdiction over the Company or any of its Subsidiaries. The Company specifically covenants to timely file each such item required to be filed with the SEC and each state requiring securities laws filings; and

                    (f)  Requested Information.  With reasonable
          promptness, such other data and information as Purchaser or any such institutional holder may reasonably request.

                    (g) Delivery of SEC Reports. The parties agree that the Company shall be deemed to have complied with its obligations under Section 5.12(b) or (c), as the case may be, by delivering to Purchaser, in accordance with Section 5.12(e) hereof, the reports filed by the Company with the SEC pursuant to Section 13(a) of the Securities Act in respect of the applicable reporting period, provided that the financial statements in each such SEC report that is an Annual Report on Form 10-K shall be accompanied by an unqualified report thereon of the Company's accountants. In the event the Company is permitted, pursuant to Rule 12b-25 under the Exchange Act, to delay the filing with the SEC of any periodic report of the Company, the Company shall be deemed to have complied with its obligations under Section 5.12(b) or (c), as the case may be, by delivering such report to Purchaser within the time period permitted therein.

               Section 5.13  Limitations on Debt and Obligations.
               --------------------------------------------------

               Except as to (i) the indebtedness incurred pursuant to the Debentures, (ii) accounts payable and other trade payables incurred in the ordinary course of business, including certain due and unpaid legal and administrative expenses ("ALE") incurred by the Company in connection with its performance of insurance services and for which the Company has assumed responsibility pursuant to the terms of a Restructuring Agreement, dated March 1, 1996, such expenses not to exceed an aggregate of $394,258 at any time outstanding and (iii) purchase money indebtedness incurred by the Company in the purchase of office equipment and other property used by the Company in the ordinary course of business, such purchase money indebtedness not to exceed an aggregate amount of principal and interest thereon of $250,000 at any time outstanding, the Company, for itself together with each Subsidiary, shall not incur, without the prior written consent of Purchaser, additional indebtedness in excess of an aggregate amount of principal and interest thereon of $250,000 at any time outstanding.

               Section 5.14  Guaranties.
               -------------------------

               Without the prior written consent of Purchaser, the Company will not, and will not permit any Subsidiary to, become or be liable in respect of any Guaranty except Guaranties by Company which are limited in amount to a stated maximum dollar exposure and are incurred in compliance with the provisions of this Agreement.

               Section 5.15  Limitation on Liens.
               ----------------------------------

               Without the prior written consent of Purchaser, the Company will not, and will not permit any Subsidiary to, create or incur, or suffer to be incurred or to exist, any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (collectively, "Liens") on its or their property or assets, whether now owned or hereafter acquired, or upon any income or profits therefrom, or transfer any property for the purpose of subjecting the same to the payment of obligations in priority to the payment of its or their general creditors, or acquire or agree to acquire, or permit any Subsidiary to acquire, any property or assets upon conditional sales agreement or other title retention devices, except (i) Liens for taxes, assessments and governmental charges or levies which the Company is contesting in good faith by proper proceedings and as to which appropriate reserves are being maintained in accordance with GAAP on the books of the Company; (ii) Liens imposed by law, such as materialmen's, mechanics', carriers', workmen's and repairmen's liens and other similar liens arising in the ordinary course of business and securing obligations (other than indebtedness for borrowed money) that (A) are not overdue for a period of more than 60 days or (B) are being contested in good faith by proper proceedings and as to which appropriate reserves are being maintained in accordance with GAAP on the books of the Company;
          (iii) pledges or deposits to secure obligations under worker's compensation laws or other similar legislation or to secure public or statutory obligations; (iv) Liens securing the performance of, or payment in respect of, bids, tenders, government contracts (other than for the repayment of borrowed money) surety and appeal bonds and other obligations of a similar nature incurred in the ordinary course of business; (v) Liens existing on the date hereof; (vi) Liens created in connection with purchase money financing permitted pursuant to Section 5.13
          (iii) hereof; and (vii) Liens on computer source codes placed in escrow for the benefit of the Company's customers as described on
          Schedule 2.16 hereof or hereinafter created.
          -------------

               Section 5.16  Restricted Payments.
               ----------------------------------

               The Company will not, without the prior written consent of
          Purchaser:

                    (i) declare or pay any dividends, either in cash or property, on any shares of its capital stock of any class (except dividends or other distributions payable solely in shares of capital stock of Company);

                    (ii)  directly or indirectly, or through any
                          Subsidiary, purchase, redeem or retire any shares of its capital stock of any class or any warrants, rights or options to purchase or acquire any shares of its capital stock (other than in exchange for or out of the net proceeds to the Company from the substantially concurrent issue or sale of other shares of capital stock of the Company or warrants, rights or options to purchase or acquire any shares of its capital stock); or

                    (iii) make any other payment or distribution, either
                          directly or indirectly or through any Subsidiary, in respect of its capital stock.

               Section 5.17  Investments.
               --------------------------

               The Company will not, and will not permit any Subsidiary to, make any Investments outside the ordinary course of business for the Company or any Subsidiary, without the prior written consent of Purchaser, except:

                         (i) Investments in direct obligations of the United States of America, or any agency or instrumentality of the United States of America, the payment or guaranty of which constitutes a full faith and credit obligation of the United States of America, in either case maturing in twelve months or less from the date of acquisition thereof;

                         (ii)  Investments in certificates of deposit
                               maturing within one year from the date of origin, issued by a bank or trust company organized under the laws of the United States of any state thereof, having capital, surplus and undivided profits aggregating at least $100,000,000 and whose long-term certificates of deposit are, at the time of acquisition thereof by Company or a Restricted Subsidiary, rated AA or better by Standard & Poor's Corporation or Aa or better by Moody's Investors Service, Inc.; and

                         (iii) receivables arising from the sale of goods
                               and services in the ordinary course of
                               business of Company and its Subsidiaries;

          provided, that the provisions of this Section shall not apply to the use of proceeds obtained by the Company from the sale of its capital stock.

               Section 5.18  Mergers, Consolidations and Sales of Assets.
               ----------------------------------------------------------

                    (a) Without the prior written consent of Purchaser, the Company will not, and will not permit any Subsidiary to (1) consolidate with or be a party to a merger or share exchange with any other corporation or (2) sell, lease or otherwise dispose of all or any substantial part (as defined in paragraph (d) of this Section 5.18) of the assets of Company and its Subsidiaries; provided, however, that:

                         (i) any Subsidiary may merge or consolidate with or into the Company or any wholly-owned Subsidiary so long as in any merger or consolidation involving the Company, the Company shall be the surviving or continuing corporation; and

                         (ii) any Subsidiary may sell, lease or otherwise
                              dispose of all or any substantial part of its assets to the Company or any wholly-owned Subsidiary.

                    (b) Without the prior written consent of Purchaser, the Company will not permit any Subsidiary to issue or sell any shares of stock of any class (including as "stock" for the purposes of this Section 5.18, any warrants, rights or options to purchase or otherwise acquire stock or other Securities exchangeable for or convertible into stock) of such Subsidiary to any Person other than the Company or a wholly-owned Subsidiary, except for the purpose of qualifying directors, or except in satisfaction of the validly pre-existing preemptive rights of minority shareholders in connection with the simultaneous issuance of stock to the Company and/or a Subsidiary whereby the Company and/or such Subsidiary maintain their same proportionate interest in such Subsidiary.

                    (c) Without the prior written consent of Purchaser, the Company will not sell, transfer or otherwise dispose of any shares of stock in any Subsidiary (except to qualify directors) or any indebtedness of any Subsidiary, and will not permit any Subsidiary to sell, transfer or otherwise dispose of (except to the Company or a wholly-owned Subsidiary) any shares of stock or any indebtedness of any other Subsidiary, unless all of the following conditions are met:

                         (i) simultaneously with such sale, transfer or disposition, all shares of stock and all indebtedness of such Subsidiary at the time owned by the Company and by every other Subsidiary shall be sold, transferred or disposed of as an entirety;

                         (ii) the Board of Directors of the Company shall have determined, as evidenced by a resolution thereof, that the retention of such stock and indebtedness is no longer in the best interests of the Company;

                         (iii) such stock and Indebtedness is sold,
                               transferred or otherwise disposed of to a Person, for a cash consideration and on terms reasonably deemed by the Board of Directors to be adequate and satisfactory;

                         (iv) the Subsidiary being disposed of shall not have any continuing investment in the Company or any other Subsidiary not being simultaneously disposed of; and

                         (v) such sale or other disposition does not involve a substantial part (as hereinafter defined) of the assets of the Company and its Subsidiaries.

                    (d) As used in this Section 5.18, a sale, lease or other disposition of assets shall be deemed to be a "substantial part" of the assets of the Company and its Subsidiaries only if the book value of such assets, when added to the book value of all other assets sold, leased or otherwise disposed of by the Company and its Subsidiaries (other than in the ordinary course of business) during the same twelve month period ending on the date of such sale, lease or other disposition, exceeds 25% of the consolidated net tangible assets of the Company and its Subsidiaries determined as of the end of the immediately preceding fiscal year.

               Section 5.19  Transactions with Affiliates.
               -------------------------------------------

               Without the prior written consent of Purchaser, the Company will not, and will not permit any Subsidiary to, enter into or be a party to any transaction or arrangement with any officer, director or Affiliate (including, without limitation, the purchase from, sale to or exchange of property with, or the rendering of any service by or for, any Affiliate), except in the ordinary course of and pursuant to the reasonable requirements of the Company's or such Subsidiary's business and upon fair and reasonable terms no less favorable to Company or such Subsidiary than would obtain in a comparable arm's-length transaction with a Person other than an Affiliate, in each case as determined in good faith by a majority of the disinterested directors of the Company.

               Section 5.20  Notice.
               ---------------------

               The Company shall promptly upon the discovery thereof give written notice to Purchaser of (i) the occurrence of any default or Event of Default or event which, with the passage of time, would constitute an Event of Default, under this Agreement, (ii) the occurrence of any default or event of default under any other agreement providing for indebtedness of the Company or any Subsidiary or under a capitalized lease obligation, (iii) any actions, suits or proceedings instituted by any Person against the Company or a Subsidiary or materially affecting any of the assets of the Company or any Subsidiary, and (iv) any dispute between the Company or any Subsidiary, on the one hand, and any governmental regulatory body, on the other hand, which dispute might interfere with the normal operations of the Company or any Subsidiary; provided, however, that Purchaser shall not disclose any such information provided in (iii) or (iv) above to any third party other than Purchaser's counsel and except to the extent compelled by law or otherwise authorized by the Company.

               Section 5.21  Board of Directors; Observer Rights.
               --------------------------------------------------

                    (a) Effective on the Closing Date, the Purchaser shall have the right to require that a nominee of Purchaser be elected to the Company's Board of Directors (as a member of the class of directors whose terms next expire in 1998), such election to be effective within fifteen (15) days of notice from Purchaser to the Company. For so long as the Purchaser or any Affiliate owns Debentures representing at least 25% of the original principal amount of the Debentures, the Company agrees to include a nominee of the Purchaser in management's slate of nominees to be elected to the Board of Directors (at such time as the class of directors of which Purchaser's nominee is a member is elected) and to recommend to the stockholders the election of such nominee.

                    (b) For so long as the Purchaser or any Affiliate owns Debentures representing at least 25% of the original principal amount of the Debentures, provided that no nominee of the Purchaser is a director, the Company shall invite one representative of Purchaser to attend, at the Company's expense, all meetings of the Company's Board of Directors and all committees of the Company's Board of Directors in a nonvoting capacity and, in this respect, shall give such representative copies of all notices and meeting agenda in advance of such meetings and shall permit such representative to review all documents and other materials provided to directors at such meetings. The Company shall also provide Purchaser, in advance, with copies of all actions proposed to be taken by the Board of Directors in lieu of meeting.

               Section 5.22  Annual Business Plan.
               -----------------------------------

               Prior to the close of each fiscal year of the Company, management of the Company shall present to the Board of Directors for its review a business plan with respect to the operations, activities, prospects and strategies of the Company for the next succeeding fiscal year. Such business plan shall be reviewed and, if necessary, modified or supplemented by the Board of Directors and, as so modified or supplemented, shall be approved by the Board not later than the first Business Day of the fiscal year to which such plan applies, for execution and implementation by management.

               Section 5.23  Further Assurances.
               ---------------------------------

               The Company will take all actions reasonably requested by Purchaser to effect the transactions contemplated by this Agreement and the other Operative Documents.

               Section 5.24  Optional Redemptions of Debentures.
               -------------------------------------------------

               The Debentures may not be redeemed, repaid or repurchased by the Company at the option of the Company or any Subsidiary or Affiliate at any time prior to the second anniversary of the date of initial issuance of the Debentures. On and after the second anniversary of the date of initial issuance but only in the event that the average of the closing bid price for the twenty (20) Business Days immediately preceding any Redemption Date (as hereafter defined) exceeds $1.50 per share of Common Stock, the Debentures may be redeemed, at the Company's option, in whole or in part, provided that in case of each redemption at the Company's option hereunder, the Company will give written notice thereof to each holder of a Debenture to be redeemed not less than forty-five (45) nor more than seventy-five (75) days prior to the date fixed for such redemption (the "Redemption Date"), in each case specifying the Redemption Date, the aggregate principal amount of the Debentures to be redeemed on such date and the principal amount of Debentures held by such holder to be redeemed on such date. In the case of a redemption of part of the Debentures, such redemption shall be effected pro rata among all holders of Debentures.


                       ARTICLE VI - CONVERSION OF DEBENTURES

               Section 6.1  Conversion Privilege.
               ----------------------------------

               Subject to and upon compliance with the provisions of this
          Article VI, the holder of the Debentures shall have the right, at its option, at any time and from time to time, to convert the principal amount of the Debenture, or any portion thereof, into that number of fully paid and nonassessable shares of Common Stock of the Company (the "Common Stock") (calculated as to each conversion to the nearest 1/100th of a share) obtained by dividing the principal amount of the Debenture or portion thereof to be converted by the Conversion Price. The Conversion Price shall be the lower of (i) $1.25 per share of Common Stock or (ii) the bid price per share of Common Stock on the Closing Date, in either case adjusted as set forth in Section 6.4 below.

               Section 6.2  Manner of Exercise of Conversion Privilege.
               --------------------------------------------------------

               In order to exercise the conversion privilege, the Purchaser shall surrender such Debenture to the Company, accompanied by written notice (the "Conversion Notice") to the Company that the Purchaser elects to convert such Debenture or the portion thereof specified in said notice. The Conversion Notice shall also state the name or names, together with address or addresses, in which the certificate or certificates for shares of Common Stock which shall be issuable on such conversion shall be issued, as well as the information required under Section 7.2 below. Each Debenture surrendered for conversion shall, unless the shares issuable on conversion are to be issued in the same name as that in which such Debenture is registered, be accompanied by instruments of transfer, in form satisfactory to the Company, duly executed by the Purchaser or its duly authorized attorney. As promptly as practicable after the surrender of such Debenture, as aforesaid, the Company shall issue and shall deliver to the Purchaser a certificate or certificates for the number of full shares of Common Stock issuable upon the conversion of such Debenture or portion thereof in accordance with the provisions of this Section, and any fractional interest in respect of a share of Common Stock arising upon such conversion shall be settled as provided in Section 6.3 below. In case the Debenture is surrendered for partial conversion, the Company shall deliver to Purchaser, at the expense of the Company, a new Debenture in an aggregate principal amount equal to the unconverted portion of the surrendered Debenture. Each conversion shall be deemed to have been effected immediately prior to the close of business on the date on which such Debenture shall have been surrendered and the Conversion Notice received by the Company as aforesaid, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby at such time, and such conversion shall be at the Conversion Price in effect at such time, unless the stock transfer books of the Company shall be closed on that date, in which event such person or persons shall be deemed to have become such holder or holders of record at the close of business on the next succeeding day on which such stock transfer books are open, but such conversion shall be at the Conversion Price in effect on the date upon which such Debenture shall have been surrendered and the Conversion Notice received by the Company. No payment or adjustment shall be made on conversion for interest accrued on the Debentures surrendered for conversion or for dividends on Common Stock delivered on such conversion.

               Section 6.3  Payment in Lieu of Fractional Shares.
               --------------------------------------------------

               No fractional shares of Common Stock shall be issued upon conversion of the Debentures. Instead of any fractional interest in a share of Common Stock which would otherwise be deliverable upon the conversion of the Debenture, the Company shall make an adjustment to the nearest 1/100th of a share in cash at the current market price thereof at the close of business on the Business Day next preceding the day of conversion.

               Section 6.4  Adjustment of Conversion Price.
               --------------------------------------------

               The Conversion Price shall be adjusted from time to time as follows:

                    (a) In case the Company shall hereafter (i) pay a dividend or make a distribution on its Common Stock in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, (iii) combine its outstanding shares of Common Stock into a smaller number of shares, or (iv) issue by reclassification of its Common Stock any shares of capital stock of the Company, the Conversion Price in effect immediately prior to such action shall be adjusted so that the holder of any Debenture thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock or other capital stock of the Company which it would have owned immediately following such action had such Debenture been converted immediately prior thereto. An adjustment made pursuant to this subsection (a) shall become effective immediately after the record date in the case of dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification. If, as a result of an adjustment made pursuant to this subsection (a), the holder of any Debenture thereafter surrendered for conversion shall become entitled to receive shares of two or more classes of capital stock or shares of Common Stock and other capital stock of the Company, the Board of Directors of the Company (whose determination shall be conclusive) shall determine the allocation of the adjusted Conversion Price between or among shares of such classes of capital stock or shares of Common Stock and other capital stock.

                    (b) In case the Company shall hereafter issue rights or warrants to holders of its outstanding shares of Common Stock generally entitling them (for a period expiring within 45 days after the record date mentioned below) to subscribe for or purchase shares of Common Stock at a price per share less than the current market price per share (as determined pursuant to subsection (d) of this Section 6.4) of the Common Stock on the record date mentioned below, the Conversion Price of the shares of Common Stock shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the date of issuance of such rights or warrants by a fraction of which the numerator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at such current market price, and of which the denominator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase. Such adjustment shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights or warrants.

                    (c) In case the Company shall hereafter distribute to holders of its outstanding Common Stock generally evidences of its indebtedness or assets (excluding any cash dividend paid from retained earnings of the Company and dividends or distributions payable in stock from which adjustment is made pursuant to subsection (a) of this Section 6.4) or rights or warrants to subscribe to securities of the Company (excluding those referred to in subsection (b) of this Section 6.4), then in each such case the Conversion Price of the shares of Common Stock shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the date of such distribution by a fraction of which the numerator shall be the current market price per share (determined as provided in subsection (d) of this Section 6.4) of the Common Stock on the record date mentioned below less the then fair market value (as determined by the Board of Directors, whose determination shall be conclusive) of the portion of the evidences of indebtedness or assets so distributed to the holder of one share of Common Stock or of such subscription rights or warrants applicable to one share of Common Stock, and of which the denominator shall be such current market price per share of Common Stock. Such adjustment shall become effective immediately after the record date for the determination of stockholders entitled to receive such distribution.

                    (d) For the purpose of any computation under subsections (b) and (c) of this Section 6.4, the current market price per share of Common Stock on any date shall be deemed to be the average of the daily market prices for the twenty (20) consecutive Business Days before the day in question.

                    (e) In any case in which this Section 6.4 shall require that an adjustment be made immediately following a record date, the Company may elect to defer (but only until five business days following the filing by the Company with the Purchaser of the certificate of independent public accountants described in subsection (g) of this Section 6.4) issuing to the holder of any Debenture converted after such record date the shares of Common Stock issuable upon such conversion over and above the shares of Common Stock issuable upon such conversion on the basis of the Conversion Price prior to adjustment.

                    (f) No adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least 1% of such price; provided, however, that any adjustments which by reason of this subsection (f) are not required to be made shall be carried forward and taken into account in any subsequent adjustment, and provided further, that adjustment shall be required and made in accordance with the provisions of this Section 6.4 (other than this subsection (f)) not later than such time as may be required in order to preserve the tax-free nature of a distribution to the holders of Debentures or Common Stock. All calculations under this Section
          6.4 shall be made to the nearest cent or to the nearest 1/100th of a share, as the case may be. Anything in this Section 6.4 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Conversion Price, in addition to those required by this Section 6.4, as it in its discretion shall determine to be advisable in order that any stock dividend, subdivision of shares, distribution of rights to purchase stock or securities, or distribution of securities convertible into or exchangeable for stock hereafter made by the Company to its stockholders shall not be taxable.

                    (g) Whenever the Conversion Price is adjusted as herein provided, (i) the Company shall promptly deliver to the Purchaser a certificate of a firm of independent public accountants setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment and the manner of computing the same, which certificate shall be conclusive evidence of the correctness of such adjustment and (ii) a notice stating that the Conversion Price has been adjusted and setting forth the adjusted Conversion Price shall forthwith be given by the Company to the Purchaser.

                    (h) In the event that at any time as a result of an adjustment made pursuant to subsection (a) of this Section 6.4, the holder of any Debenture thereafter surrendered for conversion shall become entitled to receive any shares of the Company other than shares of Common Stock, thereafter the conversion price (if any) of such other shares so receivable upon conversion of any Debenture shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to Common Stock contained in this Section 6.4.

               Section 6.5  Notice of Certain Corporate Action.
               ------------------------------------------------

               In case:

                    (a) the Company shall take any action which would require an adjustment in the Conversion Price pursuant to subsection (a), (b) or (c) of Section 6.4; or

                    (b) the Company shall authorize the granting to the holders of its Common Stock of rights or warrants to subscribe for or purchase any shares of stock of any class or of any other rights; or

                    (c) there shall be any capital reorganization or reclassification of the Common Stock (other than a subdivision or combination of the outstanding Common Stock and other than a change in the par value of the Common Stock), or any consolidation or merger to which the Company is a part or any statutory exchange of securities with another corporation and for which approval of any stockholders of the Company is required, or any sale or transfer of all or substantially all of the assets of the Company; or

                    (d) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company;

          then the Company shall provide to Purchaser, at least ten (10) days prior to the applicable date hereinafter specified, a notice stating (i) the date on which a record is to be taken for the purpose of such distribution or rights, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such distribution or rights are to be determined, or (ii) the date on which such reorganization, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up. Failure to give such notice or any defect therein shall not affect the legality or validity of the proceedings described in subsection (a), (b), (c) or (d) of this Section 6.5.

               Section 6.6  The Company to Provide Stock.
               ------------------------------------------

               The Company covenants that it will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued shares of Common Stock or its issued shares of Common Stock held in its treasury, or both, for the purpose of effecting conversions of the Debenture, the full number of shares of Common Stock deliverable upon the conversion of the Debentures.

               Before taking any action which would cause an adjustment reducing the Conversion Price below the then par value (if any) of the shares of Common Stock deliverable upon conversion of the Debenture, the Company will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock at such adjusted Conversion Price.

               Prior to the delivery of any securities which the Company shall be obligated to deliver upon conversion of the Debenture, the Company shall comply with all federal and state laws and regulations thereunder requiring the registration of such securities with, or any approval of or consent to the delivery thereof by, any governmental authority.

               Section 6.7  Taxes on Conversions.
               ----------------------------------

               The Company will pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of Common Stock upon conversion of the Debenture pursuant hereto; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue or delivery of shares of Common Stock in a name other than that of Purchaser, and no such issue or delivery shall be made unless and until the person requesting such issue or delivery has paid to the Company the amount of any such tax or has established, to the satisfaction of the Company, that such tax has been paid.

               Section 6.8  Covenant as to Stock.
               ----------------------------------

               The Company covenants that all shares of Common Stock which may be delivered upon conversion of the Debenture will upon delivery be duly and validly issued and fully paid and nonassessable, free of all liens and charges and not subject to any preemptive rights.

               Section 6.9  Consolidation or Merger.
               -------------------------------------

               Notwithstanding any other provision herein to the contrary, in case of any consolidation or merger to which the Company is a party other than a merger or consolidation in which the Company is the continuing corporation, or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, or in the case of any statutory exchange of securities with another corporation (including any exchange effected in connection with a merger of a third corporation into the Company), there shall be no adjustments under Section 6.4 but the Purchaser shall have the right thereafter to convert such Debenture into the kind and amount of securities, cash or other property which he would have owned or have been entitled to receive immediately after such consolidation, merger, statutory exchange, sale or conveyance had such Debenture been converted immediately prior to the effective date of such consolidation, merger, statutory exchange, sale or conveyance and in any such case, if necessary, appropriate adjustment shall be made in the application of the provisions set forth in this Article VI with respect to the rights and interests thereafter of the holders of the Debentures, to the end that the provisions set forth in this Article VI shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares of stock or other securities or property thereafter deliverable on the conversion of the Debentures. Any such adjustment shall be approved by a firm of independent public accountants, evidenced by a certificate to that effect; and any adjustment so approved shall for all purposes hereof conclusively be deemed to be an appropriate adjustment.

               The above provisions of this Section 6.9 shall similarly apply to successive consolidations, mergers, statutory exchanges, sales or conveyances.


            ARTICLE VII - RESTRICTIONS ON TRANSFER; REGISTRATION RIGHTS

               Section 7.1  Legends; Restrictions on Conversion and
               ----------------------------------------------------
          Transfer.
          ---------

               Neither the Debenture nor the shares of Common Stock issuable upon conversion of the Debenture have been registered
          under the Securities Act or any state securities laws.   Each
          Debenture issued pursuant to this Agreement and each stock certificate issued upon the conversion of any Debenture (except as permitted by this Article VII) shall bear a legend in substantially the following form:

               NEITHER THIS DEBENTURE NOR THE SHARES OF COMMON STOCK ISSUABLE UPON THE CONVERSION HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY APPLICABLE STATE SECURITIES LAW AND MAY NOT BE TRANSFERRED UNLESS (i) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR SUCH APPLICABLE STATE SECURITIES LAWS, OR (ii) IN THE OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY REGISTRATION UNDER THE SECURITIES ACT OR SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH TRANSFER.

               The outstanding Common Stock of the Company evidenced by a certificate bearing such a legend is sometimes referred to herein as "Legend Stock." Any certificate issued at any time in exchange or substitution for any certificate bearing such a legend (except a new certificate issued upon completion of a public distribution under a registration statement under the Securities Act of the securities represented thereby) shall also bear such a legend unless in the opinion of counsel to such holder, specified in subsection 7.2 below, the securities represented thereby are no longer subject to the restrictions described herein. The provisions of this Article VII shall be binding upon all subsequent holders of Legend Stock, shall also be applicable to and inure to the benefit of all subsequent holders of the Debentures.

               Section 7.2  Notice of Intention to Convert or Transfer;
               --------------------------------------------------------
          Opinions of Counsel.
          --------------------

               The Debentures and the Legend Stock to be issued upon such conversion thereof shall not be transferable except upon the conditions specified in this Article VII. Each holder of any Debenture or Legend Stock, by acceptance thereof, agrees, prior to any transfer of such Debenture or Legend Stock or in the Conversion Notice delivered pursuant to Section 6.2 above, in connection with any conversion of such Debenture, to give written notice to the Company of such holder's intention to effect such transfer or conversion and briefly describe the manner of the proposed transfer or, in the case of conversion, whether such holder intends to retain or dispose of the Common Stock issuable upon the proposed conversion and, if applicable, the intended method of disposition, such notice of intended transfer or Conversion Notice shall be accompanied by, if applicable, a copy of the opinion of counsel to such holder reasonably satisfactory to the Company, to the effect that registration under the Securities Act of such Debenture or Legend Stock or Common Stock, as the case may be, in connection with such proposed transfer, disposition or retention upon such proposed conversion is not required. If in the opinion of such counsel, the proposed transfer of such Debenture or Legend Stock, or the proposed disposition or retention of Common Stock to be issued upon such conversion, may be effected without registration of such Debenture, Legend Stock or Common Stock, as the case may be, under the Securities Act, such holder shall be entitled to transfer such Debenture or Legend Stock or to dispose or retain such Common Stock to be issued upon conversion, in accordance with the terms of the notice delivered by such holder to the Company. The Company will promptly upon such conversion or transfer deliver new Debentures or certificates for Common Stock not bearing a legend of the character set forth in Section 7.1, unless in the opinion of such counsel subsequent disposition by such holder or by others of the Common Stock to be issued upon conversion or of the Legend Stock to be so transferred may require registration under the Securities Act. If the proposed transfer of such Debenture or Legend Stock, or the proposed disposition or retention of the Common Stock to be issued upon such conversion, may not be affected without registration of such Debenture, Legend Stock or Common Stock under the Securities Act, the holder thereof shall not be entitled to transfer such Debenture, such Legend Stock or Common Stock in the absence of an effective registration statement.

               Section  7.3  Requested Registration.
               -------------------------------------

                    (a) General. If the Company shall receive from Initiating Holders at any time or times a written request that the Company effect any registration with respect to Registrable Securities, in an offering to be firmly underwritten by underwriters selected by the Initiating Holders (subject to the consent of the Company, which consent will not be unreasonably withheld), the Company will:

                         (i) promptly give written notice of the proposed registration to all other holders of Registrable Securities; and

                         (ii) as soon as practicable, use its best efforts
                              to effect such registration (including,
                              without limitation, filing post-effective amendments, appropriate qualifications under applicable blue sky or other state securities laws, and appropriate compliance with the Securities Act) as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any holders of Registrable Securities joining in such request as are specified in a written request received by the Company within twenty (20) days after such written notice from the Company is mailed or delivered.

                    The Company shall only be required to effect, pursuant to this Section 7.3, one (1) registration of Registrable Securities in any calendar year.

                    (b) Proviso. The Company shall not be obligated to effect, or to take any action to effect, any such registration pursuant to this Section 7.3:

                         (i) In any particular jurisdiction in which the Company would be required, solely as a result of effecting registration, qualification or compliance and except as may otherwise be required by the Securities Act, to (A) execute a general consent to service of process (other than a uniform consent to service of process in connection with the offer and sale of securities), unless the Company is already subject to service in such jurisdiction or (B) qualify to do business as a foreign corporation;

                         (ii) During the period starting with the date fifteen (15) days prior to the Company's good faith estimate of the date of filing of, and ending on a date ninety (90) days after the effective date of, a Company-initiated registration, provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; or

                         (iii) If the Initiating Holders propose to dispose
                               of shares of Registrable Securities which may be immediately registered on Form S-3 pursuant to a request made under Section 7.5 hereof.

                    (c) Deferral of Registration. The Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request or requests of the Initiating Holders; provided, however, that if (i) in the good faith judgment of the Board of Directors of the Company, such registration would be materially detrimental to the Company because there exist bona fide financing, acquisition or other activities of the Company and the Board of Directors of the Company concludes, as a result, that it is essential to defer the filing of such registration statement at such time, and (ii) the Company shall furnish to the Initiating Holders a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be materially detrimental to the Company for such registration statement to be filed in the near future and that it is, therefore, essential to defer the filing of such registration statement, then the Company shall have the right to defer such filing (except as provided in subsection (b)(ii) above) for a period of not more than ninety
          (90) days after receipt of the request of the Initiating Holders, and, provided further, that the Company shall not defer its obligation in this manner more than once in any twelve-month period.

                    The registration statement filed pursuant to the request of the Initiating Holders may, subject to the provisions of Sections 7.3(b) hereof, include other securities of the Company, with respect to which registration rights have been granted, and may include securities of the Company being sold for the account of the Company, provided that all the Registrable Shares for which the Initiating Holders have requested registration shall be covered by such registration statement before any other securities are included.

                    (d) Underwriting. The right of any other holders of Registrable Securities joining in a request for registration as provided in Subsection (a)(i) above to registration pursuant to this Section 7.3 shall be conditioned upon such holder's participation in such underwriting and the inclusion of such holder's Registrable Securities in the underwriting on the same terms as those of the Initiating Holders (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such holder with respect to such participation and inclusion).

                    (e)  Procedures.  In any registration pursuant to this
          Section 7.3, if the Company shall request inclusion of securities to be sold for its own account, or if other persons entitled to incidental registrations shall request inclusion in such registration pursuant to this Section 7.3, subsection (a)(i) above, the Initiating Holders shall, on behalf of all holders of Registrable Securities, offer to include such securities in the underwriting and may condition such offer on the acceptance by the Company or such other persons of the further applicable provisions of this Article VII. The Company shall (together with all such other persons proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for such underwriting by the Company, which underwriters are reasonably acceptable to a majority of the Initiating Holders. Notwithstanding any other provision of this Section, if the representative of the underwriters advises the Initiating Holders of the need for an Underwriter's Cutback, the number of shares to be included in the underwriting or registration shall be allocated as set forth in Section 7.10 hereof. If a person who has requested inclusion in such registration as provided in this Subsection (e) does not agree to the terms of any such underwriting, such person shall be excluded therefrom by written notice from the Company, the underwriter or the Initiating Holders, and the securities owned by such person(s) shall be withdrawn from registration (the "Withdrawn Securities"). If there are any Withdrawn Securities and if there was an Underwriter's Cutback, then the Company shall offer to all holders who have retained rights to include securities in the registration the right to include additional securities in the registration in an aggregate amount equal to the number of Withdrawn Securities that would have been included in the registration after giving effect to the Underwriter's Cutback had such securities not been withdrawn, with such shares to be allocated among such Holders requesting additional inclusion in accordance with Section 7.10.

               Section 7.4  The Company Registration
               -------------------------------------

                    (a) Notice and Procedures. If the Company shall determine to register any of its Common Stock either for its own account or the account of a security holder or holders exercising their respective demand registration rights (other than pursuant to Sections 7.3 or 7.5 hereof), other than a registration relating solely to employee benefit plans (as defined under Rule 405 of the Securities Act), or a registration relating solely to a Rule 145 transaction, or a registration on any registration form that does not permit secondary sales, the Company will:

                         (i) promptly give written notice thereof to each holder of Debentures or Registrable
                              Securities; and

                         (ii) use its best efforts to include in such
                              registration (and any related qualification under blue sky laws or other compliance), except as set forth in Section 7.4(b) below, and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made by any holder of Registrable Securities and received by the Company within ten (10) days after the written notice from the Company described in clause (i) above is mailed or delivered by the Company, which written request may specify the inclusion of all or a part of such holder's Registrable Securities.

               Notwithstanding the foregoing, the Company shall not be required to register stock of the holders of Debentures more than one (1) time in any calendar year.

                    (b) Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the holders of Registrable Securities as a part of the written notice given pursuant to Section 7.4(a)(i). In such event, the right of any holders to registration pursuant to this Section shall be conditioned upon such holder's participation in such underwriting and the inclusion of such holder's Registrable Securities in the underwriting to the extent provided herein. All holders of Registrable Securities proposing to distribute their securities through such underwriting shall (together with the Company and the other holders of securities of the Company with registration rights to participate therein distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Company.

               Notwithstanding any other provision of this Section, if the representative of the underwriters advises the Company of the need for an Underwriter's Cutback, the representative may (subject to the limitations set forth below) limit the number of Registrable Securities to be included in the registration and underwriting; provided, however, that, unless the underwriters shall otherwise require, Registrable Securities shall be included in any over-allotment option granted to the underwriters before inclusion of any shares from the Company. The Company shall advise all holders of securities requesting registration of the Underwriter's Cutback, and the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated first to the Company for securities being sold for its own account and thereafter as set forth in Section 7.10. If any person does not agree to the terms of any such underwriting, it shall be excluded therefrom by written notice from the Company or the underwriter and any securities so excluded or withdrawn shall be Withdrawn Securities.

               If there are Withdrawn Securities and if there was an Underwriter's Cutback, the Company shall then offer to all persons who have retained the right to include securities in the registration the right to include additional securities in the registration in an aggregate amount equal to the number of shares of Withdrawn Securities that would have been included in the registration after giving effect to the Underwriter's Cutback had such securities not been withdrawn, with such shares to be allocated among the persons requesting additional inclusion in accordance with Section 7.10 hereof.

               Section 7.5  Registration on Form S-3.
               --------------------------------------

                    (a) If the Company has qualified for the use of Form S-3, in addition to the rights contained in the foregoing provisions of this Article VII, the holders of Registrable Securities shall have the right to request registrations on Form S-3 or any comparable or successor form (such requests shall be in writing and shall state the number of shares of Registrable Securities to be disposed of and the intended methods of disposition of such shares by such holder or holders (including whether such resales are to be made on a continuous basis pursuant to Rule 415)), provided, however, that the Company shall not be obligated to effect any such registration if (i) the holder of Registrable Securities, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other shares of Common Stock (if any) on Form S-3 at an aggregate price to the public of less than $500,000, or (ii) in the event that the Company shall furnish the certification described in paragraph 7.3(b)(ii) or 7.3(c) (but subject to the limitations set forth therein), or (iii) the Company will be required to obtain an audit (other than for its normal year-end audit) for such registration to become effective. The Company shall only be required to effect one (1) registration of Registrable Securities pursuant to this Section 7.5 in each calendar year.

                    (b)  If a request complying with the requirements of
          Section 7.5 hereof is delivered to the Company, the provisions of Sections 7.3(a)(i) and (ii) and Section 7.3(b) hereof shall apply to such registration. If the registration is for an underwritten offering, the provisions of Sections 7.3(c) and 7.3(d) hereof shall also apply to such registration.

               Section 7.6  Expenses of Registration.
               --------------------------------------

               All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Sections 7.3, 7.4 and 7.5 hereof, shall be borne by the Company; provided, however, that a holder shall bear the Registration Expenses for any registration proceeding begun pursuant to Section 7.3 and subsequently withdrawn by that holder registering shares therein, unless such withdrawal is based upon (a) material adverse information relating to the Company that is different from the information known or available (upon request from the Company or otherwise) to the Initiating Holders at the time of their request for registration under Section 7.3, or (b) material adverse changes in the financial markets which result in a significant decline in the public market price for the Company's Common Stock of at least twenty percent (20%) from the date such registration proceeding is begun to the date of such withdrawal. All Selling Expenses relating to securities so registered shall be borne by the holders of such securities pro rata on the basis of the number of shares of securities so registered on their behalf.

               Section 7.7  Registration Procedures.
               -------------------------------------

               In the case of each registration effected by the Company pursuant to this Agreement, the Company will use its best efforts to:

                    (a) Prepare and file with the SEC a registration statement with respect to the securities to be registered on such form as the Company deems appropriate and is permitted or qualified to use, and shall use all reasonable efforts to cause such registration statement to become and remain effective for a period of ninety (90) days or until the holders have completed the distribution described in the registration statement relating thereto, whichever first occurs or, in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, for such period as shall be necessary to keep the registration statement effective until all such Registrable Securities are sold;

                    (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

                    (c) Furnish to the holders of Registrable Securities to be included in a registration statement, at a reasonable time prior to the filing thereof with the SEC, a copy of the registration statement (and each amendment thereto) in the form the Company proposes to file same; and furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as such holder of Registrable Securities from time to time may reasonably request;

                    (d) Notify each seller of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing, and prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing;

                    (e) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed; and provide a transfer agent and registrar for all the securities registered pursuant to such registration statement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

                    (f) Otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen (18) months, beginning with the first month after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act; and

                    (g) In connection with any underwritten offering pursuant to a registration statement filed pursuant to Section
          7.3 or 7.5 hereof, the Company will enter into an underwriting agreement containing customary underwriting provisions so as to effect the offer and sale of the Common Stock.

               Section 7.8  Indemnification.
               -----------------------------

                    (a) The Company will indemnify each holder of Registrable Securities, each of its officers, directors and partners, and each person controlling such holder within the meaning of Section 15 of the Securities Act, with respect to which registration has been effected pursuant to this Article VII, and each underwriter, if any, and each person who controls within the meaning of Section 15 of the Securities Act any underwriter, against all expenses, claims, losses, damages, and liabilities (or actions, proceedings, or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus (including any related registration statement, notification, or the like) incident to any registration under this Article VII, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, and will reimburse each such holder, each of its officers, directors, partners, and each person controlling such holder, each such underwriter, and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability, or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by such holder or underwriter and stated to be specifically for use therein. It is agreed that the indemnity agreement contained in this Section shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld).

                    (b) In connection with the registration or sale of shares of Registrable Securities pursuant to this Article VII, each holder whose Registrable Securities are included in such registration being effected under this Article VII, will indemnify the Company, each of its directors, officers, partners, and each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement or prospectus, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such directors, officers, partners, underwriters, or control person for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement or prospectus, in reliance upon and in conformity with written information furnished to the Company by such holder of the Registrable Securities, and stated to be specifically for use therein; provided, however, that the obligations of such holder hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages, or liabilities (or actions in respect thereof (if such settlement is effected without the consent of such holder, which consent shall not be unreasonably withheld); and provided that in no event shall any indemnity under this Section exceed the gross proceeds from the offering received by such holder.

                    (c) Each party entitled to indemnification under this Section (the "Indemnified Party") shall give notice to the party or parties required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section, to the extent such failure is not
          prejudicial.   No Indemnifying Party, in the defense of any such
          claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

                    (d)  If the indemnification provided for in this
          Section is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage, or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

                    (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

               Section 7.9  Information by Holder.
               -----------------------------------

               Each holder of Registrable Securities shall furnish to the Company in writing such information regarding such holder and the distribution proposed by such holder as the Company or underwriters may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification, or compliance referred to in this Section.

               Section 7.10  Allocation of Registration Opportunities.
               -------------------------------------------------------

               Except with regard to any registration of Registrable Securities commenced pursuant to the provisions of Section 7.3 hereof, in any circumstance in which all of the Registrable Securities and other shares of Common Stock of the Company with registration rights (the "Other Shares") requested to be included in a registration on behalf of the holders of Registrable Securities or other selling stockholders cannot be so included as a result of limitations of the aggregate number of shares of Registrable Securities and Other Shares that may be so included, the number of shares of Registrable Securities and Other Shares that may be so included shall be allocated among the holders of Registrable Securities and other selling stockholders requesting inclusion of shares pro rata on the basis of the number of shares of Registrable Securities and Other Shares that would be held by such holders and other selling stockholders. If any holder of Registrable Securities or other selling stockholder does not request inclusion of the maximum number of shares of Registrable Securities and Other Shares allocated to him pursuant to this procedure, the remaining portion of his allocation shall be reallocated among those requesting holders of Registrable Securities and other selling stockholders whose allocations did not satisfy their requests pro rata on the basis of the number of shares of Registrable Securities and Other Shares which would be held by such holders and other selling stockholders, and this procedure shall be repeated until all of the shares of Registrable Securities and Other Shares which may be included in the registration on behalf of the holders of Registrable Securities and other selling stockholders have been so allocated. The Company shall not limit the number of Registrable Securities to be included in a registration pursuant to this Agreement in order to include shares held by stockholders with no registration rights or to include in that registration shares of stock issued to employees, officers, directors, or consultants pursuant to the Company's stock option plan, or in order to include in such registration securities registered for the Company's own account.

               Section 7.11  Survival of Rights.
               ---------------------------------

               The provisions of Section 7.3 through 7.10 hereof shall survive the payment in full and/or the conversion of the Debentures.


                     ARTICLE VIII - EVENTS OF DEFAULT; REMEDIES

               Section 8.1  Events of Default.
               -------------------------------

               The occurrence of any one of the following shall constitute an "Event of Default" under this Agreement:

                    (a) Default shall occur in the payment of interest on any Debenture when the same shall have become due; or

                    (b) Default shall occur in the making of any payment of the principal of any Debenture or the premium, if any, by the Company thereon at the expressed or any accelerated maturity date or at any date fixed by the Company for prepayment; or

                    (c) Default continuing beyond the period of grace, if any, allowed with respect thereto shall be made in the payment of the principal of or interest on any Indebtedness of the Company or any Subsidiary (other than the Debentures) for (i) money borrowed evidenced by notes payable, drafts accepted, bonds, debentures, or similar instruments or (ii) obligations arising under any lease; or

                    (d) Default continuing beyond the period of grace, if any, allowed with respect thereto shall be made in the payment of the principal of or interest on any Indebtedness of the Company or any Subsidiary (other than the Debentures and other than Indebtedness described in Section 8.3(c)), and the aggregate of such overdue principal and interest for all such defaulted Indebtedness shall exceed $50,000 at any one time; or

                    (e) Default or the happening of any event shall occur under any contract, agreement, lease, indenture or other instrument under which any Indebtedness (other than the Debentures) of the Company or any Subsidiary may be issued and such default or event shall continue for a period of time sufficient to permit the acceleration of the maturity of any such indebtedness of the Company or any Subsidiary outstanding thereunder; or

                    (f) Default shall occur in the observance or performance of the covenant contained in Section 5.13 hereof; or

                    (g) Default shall occur in the observance or performance of any other provision of this Agreement which is not remedied within thirty (30) days after the earlier of (i) the date on which the Company first obtains knowledge of such Default and (ii) the date on which written notice thereof is given to the Company by the holder of any Debenture; or

                    (h) Any representation or warranty made by the Company herein, or made by the Company in any statement or certificate furnished by the Company in connection with the consummation of the issuance and delivery of the Debentures or furnished by the Company pursuant hereto, is untrue in any material respect as of the date of the issuance or making thereof; or

                    (i) Final judgment or judgments for the payment of money aggregating in excess of $100,000 is or are outstanding against the Company or any Subsidiary or against any property or assets of either and any one of such judgments has remained unpaid, unvacated, unbonded or unstayed by appeal or otherwise for a period of thirty (30) days from the date of its entry; or

                    (j) The Company or any Subsidiary becomes insolvent or bankrupt, is generally not paying its debts as they become due or makes an assignment for the benefit of creditors, or the Company or any Subsidiary applies for or consents to the appointment of a custodian, trustee, liquidator, or receiver for the Company or such Subsidiary or for the major part of the property of either; or

                    (k) A custodian, trustee, liquidator, or receiver is appointed for the Company or any Subsidiary or for the major part of the property of either and is not discharged within thirty
          (30) days after such appointment; or

                    (l) Bankruptcy, reorganization, arrangement or insolvency proceedings, or other proceedings for relief under any bankruptcy or similar law or laws for the relief of debtors, are instituted by or against the Company or any Subsidiary and, if instituted against the company or any Subsidiary, are consented to or are not dismissed within thirty (30) days after such institution.

               Section 8.2  Notice to Holders.
               -------------------------------

               When any Event of Default described in the foregoing Section
          8.1 has occurred, or if the holder of any Debenture or of any other evidence of indebtedness of the Company gives any notice or takes any other action with respect to a claimed default, the Company agrees to give notice within three (3) Business Days of such event to all holders of the Debentures then outstanding.

               Section 8.3  Acceleration of Maturities.
               ----------------------------------------

               When any Event of Default described has occurred, then all outstanding Debentures shall immediately become due and payable without presentment, demand or notice of any kind, all of which are hereby expressly waived. Upon the Debentures becoming due and payable as a result of any Event of Default as aforesaid, the Company will forthwith pay to the holders of the Debentures the entire principal and interest accrued on the Debentures. No course of dealing on the part of any Debentureholder nor any delay or failure on the part of any Debentureholder to exercise any right shall operate as a waiver of such right or otherwise prejudice such holder's rights, powers and remedies. The Company further agrees, to the extent permitted by law, to pay to the holder or holders of the Debentures all costs and expenses, including reasonable attorneys' fees, incurred by them in the collection of any Debentures upon any default hereunder or thereon.


                   ARTICLE IX - AMENDMENTS, WAIVERS AND CONSENTS

               Section 9.1  Consent Required.
               ------------------------------

               Any term, covenant, agreement or condition of this Agreement may, with the consent of the Company, be amended or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), if the Company shall have obtained the consent in writing of the holders of at least 50% in aggregate principal amount of outstanding Debentures; provided that without the written consent of the holders of all of the Debentures then outstanding, no such waiver, modification, alteration or amendment shall be effective
          (a) which will change the time of payment of the principal of or the interest on any Debenture or reduce the principal amount thereof or change the rate of interest thereon, or (b) which will change any of the provisions with respect to optional prepayments, or (c) which will change the percentage of holders of the Debentures required to consent to any such amendment, modification or waiver of any of the provisions of this Article IX or Article VIII.

               Section 9.2  Solicitation of Debenture Holders.
               -----------------------------------------------

               The Company will not solicit, request or negotiate for or with respect to any proposed amendment, modification or waiver of any of the provisions of this Agreement or the Debentures unless each holder of the Debentures (irrespective of the amount of Debentures then owned by it) shall be informed thereof by the Company and shall be afforded the opportunity of considering the same and shall be supplied by the Company with sufficient information to enable it to make an informed decision with respect thereto. Executed or true and correct copies of any waiver effected pursuant to the provisions of this Section 9.2 shall be delivered by the Company to each holder of outstanding Debentures forthwith following the date on which the same shall have been executed and delivered by the holder or holders of the requisite percentage of outstanding Debentures. The Company will not, directly or indirectly, pay or cause to be paid by remuneration, whether by way of supplemental or additional interest, fee or otherwise, to any holder of the Debentures as consideration for or as an inducement to the entering into by any holder of the Debentures of any waiver or amendment of any of the terms and provisions of this Agreement unless such remuneration is concurrently paid, on the same terms, ratably to the holders of all of the Debentures then outstanding.

               Section 9.3  Effect of Amendment or Waiver.
               -------------------------------------------

               Any such amendment or waiver shall apply equally to all of the holders of the Debentures and shall be binding upon them, upon each future holder of any Debenture and upon the Company, whether or not such Debenture shall have been marked to indicate such amendment or waiver. No such amendment or waiver shall extend to or affect any obligation not expressly amended or waived or impair any right consequent thereon.


                ARTICLE X - INTERPRETATION OF AGREEMENT; DEFINITIONS

               Section 10.1  Definitions.
               --------------------------

               Unless the context otherwise requires, the terms hereinafter set forth when sued herein shall have the following meanings and the following definitions shall be equally applicable to both the singular and plural forms of any of the terms herein defined:

               "Affiliate" shall mean any Person (other than a Restricted Subsidiary) (a) which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, the Company, (b) which beneficially owns or holds 5% or more of any class of the Voting Stock of the Company or (c) 5% or more of the Voting Stock (or in the case of a Person which is not a corporation, 5% or more of the equity interest) of which is beneficially owned or held by the Company or a Subsidiary.
          The term "control" means take possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of Voting Stock, by contract or otherwise.

               "Business Day" shall mean any day other than a Saturday, Sunday, or other day on which banks in Tennessee are authorized to close.

               "Default" shall mean any event or condition, the occurrence of which would, with the lapse of time or the giving of notice, or both, constitute an Event of Default as defined in Section 8.1.

               "Event of Default" shall have the meaning set forth in
          Section 8.1 hereof.

               "Guaranties" by any Person shall mean all obligations (other than endorsements in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing, or in effect guaranteeing, any Indebtedness, dividend or other obligation of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, all obligations incurred through an agreement, contingent or otherwise, by such Person: (a) to purchase such Indebtedness or obligation or any property or assets constituting security therefor, (b) to advance or supply funds (i) for the purchase or payment of such Indebtedness or obligation, (ii) to maintain working capital or other balance sheet condition or (iii) otherwise to advance or make available funds for the purchase or payment of such Indebtedness or obligation, or (c) to lease property or to purchase Securities or other property or services primarily for the purpose of assuring the owner of such Indebtedness or obligation of the ability of the primary obligor to make payment of the Indebtedness or obligation, or (d) otherwise to assure the owner of the Indebtedness or obligation of the primary obligor against loss in respect thereof. For the purposes of all computations made under this Agreement, a Guaranty in respect of any Indebtedness for borrowed money shall be deemed to be Indebtedness equal to the principal amount of such Indebtedness for borrowed money which has been guaranteed, and a Guaranty in respect of any other obligation or liability or any dividend shall be deemed to be Indebtedness equal to the maximum aggregate amount of such obligation, liability or dividend.

               "Indebtedness" of any Person shall mean and include all obligations of such Person which in accordance with generally accepted accounting principles shall be classified upon a balance sheet of such Person as liabilities of such Person, and in any event shall include all (a) obligations of such Person for borrowed money or which have been incurred in connection with the acquisition of property or assets, (b) obligations secured by any lien or other charge upon property or assets owned by such Person, even though such Person has not assumed or become liable for the payment of such obligations, (c) obligations created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person, notwithstanding the fact that the rights and remedies of the seller, Purchaser or lessor under such agreement in the Event of Default are limited to repossession or sale or property, (d) capitalized rentals, and (e) Guaranties of obligations of others of the character referred to in this definition.

               "Initiating Holders" shall mean holders of Debentures and Legend Stock who in the aggregate hold not less than twenty five percent (25%) of the shares of Common Stock received or receivable upon conversion of the aggregate principal amount of the Debenture initially issued, and who exercise rights to request registration under Section 7.3.

               "Investments" shall mean all investments, in cash or by delivery of property made, directly or indirectly in any Person, whether by acquisition of shares of capital stock, indebtedness or other obligations or Securities or by loan, advance, capital contribution or otherwise; provided, however that "Investments" shall not mean or include routine investments in property to be used or consumed in the ordinary course of business.

               "Materially Adverse Effect" shall mean a materially adverse effect upon the business, assets, liabilities, financial condition, results of operations or business prospects, in each case of the Company and its Subsidiaries taken as a whole, or upon the ability of the Company to perform its obligations under this Agreement, the Debentures or the other Operative Documents.

               "Person" shall mean an individual, partnership, corporation, trust or unincorporated organization, and a government or agency or political subdivision thereof.

               "Register," "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement and such other action as might be required with respect to registration, qualification or compliance under applicable state securities laws.

               "Registration Expenses" shall mean all expenses incurred in effecting any registration pursuant to this Agreement, including, without limitation, all registration, qualification, and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, expenses of any regular or special audits incident to or required by any such registration and fees and reasonable disbursements of one counsel for the holders as selling stockholders, but shall not include Selling Expenses.

               "Registrable Securities" shall mean shares of Common Stock issued or issuable pursuant to the conversion of the Debentures; provided, however, that Registrable Securities shall not include any shares of Common Stock which have previously been registered under the Securities Act.

               "Rule 144" shall mean Rule 144 as promulgated by the SEC under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the SEC.

               "Rule 145" shall mean Rule 145 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the SEC.

               "Security" shall have the same meaning as in Section 2(1) of the Securities Act of 1933, as amended.

               "Selling Expenses" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities and fees and disbursements of counsel for any stockholder (other than the fees and disbursements of counsel for the selling stockholders included in Registration Expenses).

               The term "Subsidiary" shall mean, as to any particular parent corporation, any corporation of which more than 50% (by number of votes) of the Voting Stock shall be owned by such parent corporation and/or one or more corporations which are themselves Restricted Subsidiaries of such parent corporation. The term "Subsidiary" shall mean a subsidiary of the Company.

               "Underwriter's Cutback" shall mean a reduction in the number of shares to be included in any underwritten offering as the result of receipt of written notice from the representative of the underwriters to the effect that adverse marketing factors require a limitation on the number of shares to be underwritten.

               "Voting Stock" shall mean Securities of any class or classes the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the corporate directors (or Persons performing similar functions).

               Section 11.2  Accounting Principles.
               ------------------------------------

               Where the character or amount of any asset or liability or item of income or expense is required to be determined or any consolidation or other accounting computation is required to be made for the purposes of this Agreement, the same shall be done in accordance with GAAP, to the extent applicable, except where such principles are inconsistent with the requirements of this Agreement.

               Section 11.3  Directly or Indirectly.
               -------------------------------------

               Where any provision in this Agreement refers to action to be taken by any Person, or which such Person is prohibited from taking such provision shall be applicable whether the action in question is taken directly or indirectly by such Person.


                            SECTION XII - MISCELLANEOUS

               Section 12.1  Expenses, Stamp Tax Indemnity.
               --------------------------------------------

               Whether or not the transactions herein contemplated shall be consummated, the Company agrees to pay directly all of Purchaser's out-of-pocket expenses in connection with the entering into of this Agreement and the consummation of the transactions contemplated hereby, including but not limited to the reasonable fees, expenses and disbursements of Sherrard & Roe, PLC, Purchaser's counsel. The Company also agrees that it will pay and save Purchaser harmless against any and all liability with respect to stamp and other taxes, if any, which may be payable in connection with the execution and delivery of this Agreement or the Debentures, whether or not any Debentures are then outstanding. The Company agrees to protect and indemnify Purchaser against any liability for any and all brokerage fees and commissions payable or claimed to be payable to any Person in connection with the transactions contemplated by this Agreement.

               Section 12.2  Powers and Rights Not Waived; Remedies
               ----------------------------------------------------
          Cumulative.
          -----------

               No delay or failure on the part of the holder of any Debenture in the exercise of any power or right shall operate as a waiver thereof; nor shall any single or partial exercise of the same preclude any other of further exercise thereof, or the exercise of any other power or right, and the rights and remedies of the holder of any Debenture are cumulative to and are not exclusive of any rights or remedies any such holder would otherwise have, and no waiver or consent, given or extended pursuant to Article IX hereof, shall extend to or affect any obligation or right not expressly waived or consented to.

               Section 12.3  Notices.
               ----------------------

               All communications provided for hereunder shall be in writing and shall be delivered personally, or mailed by registered mail, or by prepaid overnight air courier, or by facsimile communication, in each case addressed:

            If  to Purchaser:  Tandem Capital, Inc.
                               500 Church Street
                               Suite 200
                               Nashville, Tennessee  37219
                               Fax:  (615) 726-1208
                               Attention:  Craig Macnab

            with a copy to:    Sherrard & Roe, PLC
                               424 Church Street, Suite 2000
                               Nashville, TN  37219
                               Fax:  (615) 742-4539
                               Attn:  Thomas J. Sherrard, Esq.

            If to the Company: Cover-All Technologies Inc.
                               18-01 Pollitt Drive
                               Fair Lawn, New Jersey 07410
                               Fax:  (201) 791-9113
                               Attention:  Brian Magowan,
                                           Chairman of the Board


            with a copy to:    Reid & Priest LLP
                               40 West 57th Street
                               New York, New York
                               Fax:  (201) 603-2001
                               Attention:  Leonard Gubar, Esq.

          or such other address as Purchaser or the subsequent holder of any Debenture initially issued to Purchaser may designate to the Company in writing, or such other address as the Company may in writing designate to Purchaser or to a subsequent holder of the Debenture initially issued to Purchaser, provided, however, that a notice sent by overnight air courier shall only be effective if delivered at a street address designated for such purpose by such person and a notice sent by facsimile communication shall only be effective if made by confirmed transmission at a telephone number designated for such purpose by such person or, in either case, as Purchaser or a subsequent holder of any Debentures initially issued to Purchaser may designate to the Company in writing or at a telephone number herein set forth in the case of the Company.

               Section 12.4  Assignment.
               -------------------------

               This Agreement, the Debentures and the other Operative Documents may be endorsed, assigned and/or transferred in whole or in part by Purchaser, and any such holder and/or assignee of the same shall succeed to and be possessed of the rights and powers of Lender under all of the same to the extent transferred and assigned. The Company shall not assign any of its rights nor delegate any of its duties under this Agreement or any of the other Operative Documents by operation of law or otherwise without the prior express written consent of Lender, and in the event the Company obtains such consent, this Agreement and the other Operative Documents shall be binding upon such assignee.

               Section 12.5  Survival of Covenants and Representations.
               --------------------------------------------------------

               All covenants, representations and warranties made by the Company and the Purchaser herein and in any certificates delivered pursuant hereto, whether or not in connection with the Closing Date, shall survive the closing and the delivery of this Agreement and the Debentures.

               Section 12.6  Severability.
               ---------------------------

               Should any part of this Agreement for any reason be declared invalid or unenforceable, such decision shall not affect the validity of any remaining portion, which remaining portion shall remain in force and effect as if this Agreement had been executed with the invalid or unenforceable portion thereof eliminated and it is hereby declared the intention of the parties hereto that they would have executed the remaining portion of this Agreement without including therein any such part, parts or portion which may for any reason, be hereafter declared invalid or unenforceable.

               Section 12.7  Governing Law.
               ----------------------------

               This Agreement and the Debentures issued and sold hereunder shall be governed by and construed in accordance with Tennessee law, without regard to its conflict of law rules.

               Section 12.8  Captions.
               -----------------------

               The descriptive headings of the various Sections or parts of this Agreement are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.


                                    *     *     *

               IN WITNESS WHEREOF, the parties hereto have caused this Debenture Purchase Agreement to be executed and delivered by their duly authorized officers as of the date first written above.

                               COMPANY:

                               COVER-ALL TECHNOLOGIES INC.

                               By:    /s/ Brian Magowan
                                      ---------------------------------

                               Name:  Brian Magowan
                                      ---------------------------------

                               Title: Chairman & Chief Executive Officer
                                      ---------------------------------


                               PURCHASER:

                               SIRROM CAPITAL CORPORATION

                               By:    /s/ Craig Macnab
                                      --------------------------------

                               Name:  Craig Macnab
                                      --------------------------------

                               Title:  V.P.
                                      --------------------------------